                                                                   EXHIBIT 10.14

CONFIDENTIAL AND PROPRIETARY
                                                            Agreement No. 94151V

                     VALUE ADDED RESELLER LICENSE AGREEMENT
                              FOR UNIFACE SOFTWARE
                                  ("Agreement")

THIS AGREEMENT is between:

         JDA Software Group, Inc.
         14400 North 87th Street
         Scottsdale, AZ 85260-3649

hereafter "VAR" and Compuware Corporation, a Michigan corporation, with offices +at 31440 Northwestern Highway, Farmington Hills, M1 48334, United States, (hereafter "Compuware") effective April 1, 2000, ("Effective Date") and ending March 31, 2005, ("Term"). This Term may be extended an additional three (3) years upon mutual consent of VAR and Compuware.

[LOGO OF COMPUWARE]

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL

                                      -1-
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CONFIDENTIAL AND PROPRIETARY

                                Table of Contents

I.       PARTIES............................................................   3

II.      SCOPE OF THIS AGREEMENT............................................   3

III.     DEFINITIONS........................................................   3

IV.      TERMS AND CONDITIONS...............................................   5

V.       ENTIRE AGREEMENT...................................................  19

VI.      EXHIBIT LIST.......................................................  20

VII.     EXHIBIT I. VAR PROFILE.............................................  21

IX.      EXHIBIT II. REMARKETERS LIST.......................................  24

X.       EXHIBIT III. COMPUWARE TRIAL AGREEMENT.............................  26

XI       EXHIBIT IV. VAR QUARTERLY ROYALTY REPORT...........................  27

XII.     EXHIBIT V. NON-DISCLOSURE AGREEMENT................................  28

XIII.    EXHIBIT VI. SAMPLE COMPUWARE LICENSE AGREEMENT AND
         PRODUCT SCHEDULE...................................................  31

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL
                                      -2-
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I.   PARTIES

     Compuware designs, develops and licenses computer programs and provides related services. VAR is a "value added reseller", as defined herein, of computer programs and related services. Each party represents that it is engaged in the business described herein and that it has all rights and authority to enter into this Agreement and undertake the obligations contained herein.

II.  SCOPE OF THIS AGREEMENT

     Subject to the terms and conditions of this Agreement, including the Exhibits referenced herein, Compuware agrees to license and provide, and VAR agrees to license UNIFACE Software and purchase services on a worldwide basis as defined herein during the term of this Agreement. Specifically, this Agreement grants VAR the right to incorporate into the VAR Application Software and distribute to its customers:

     -  UNIFACE Runtime
     -  Application Server
     -  Component Server
     -  Web Application Server
     -  Polyserver

This Agreement DOES NOT include right to distribute:

     -  UNIFACE Development Licenses
     -  General Use UNIFACE Runtime Licenses
     -  UNIFACE Mainframe Software

III. DEFINITIONS

     (a) "Annual Maintenance Plan" means the Support Services described herein to be provided by Compuware to VAR for UNIFACE Software during a one year period.

     (b) "VAR Application Software" means the specific computer software program developed by VAR using UNIFACE Software and containing UNIFACE Content as described in Exhibit 1. VAR Application Software includes Deployment Software.

     (c) "UNIFACE Content" means software developed with the UNIFACE Development environment or containing elements of the UNIFACE runtime system. VAR software that meets the following criteria does not contain UNIFACE Content: (i) sold as a separate line item by VAR for use with VAR Application Software; (ii) does not use any UNIFACE data access mechanisms to access data; (iii) can execute without using any element of UNIFACE; (iv) can execute on a system on which UNIFACE is not installed; (v) does not access the UNIFACE meta dictionary; and
          (vi) was not built using the UNIFACE development environment.

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CONFIDENTIAL AND PROPRIETARY

         (d) "UNIFACE Software" means the object code version of the Compuware software program "UNIFACE Application Development and Deployment System", listed in Exhibit I, in such form, version, release and content as initially licensed to VAR under this Agreement including a copy of any user documentation normally supplied by Compuware.

         (e) "Deployment Software" means the object code, run-time portion of UNIFACE Software incorporated in the VAR Application Software.

         (f) "Development Software" means the development portion of UNIFACE Software to be accessed and used solely by the VAR only to develop, maintain or modify the VAR Application Software, including VAR Application Software development or enhancements for specific End User installation requirements.

         (g)      "End User" means a VAR Application Software licensee.

         (h) "Proprietary Information" means UNIFACE Software, VAR Application Software and any other information (including business information) confidential to Compuware or its licensors, or confidential to VAR or its licensors which is disclosed to Compuware by VAR or to VAR by Compuware.

         (i) "Severity One Defect" means a defect exclusively within the Deployment Software that causes the VAR Application Software to: (i) fail to execute; (ii) malfunction in a manner that adversely affects data integrity in the database or in the reporting of data; or (iii) sustain a highly visible error with no available workaround.

         (j) "Support Services" as used herein means the standard Compuware software maintenance services for UNIFACE Software, including all copies of Development and Deployment Software. Such Support Services are mandatory for UNIFACE Software licensed to develop and support VAR Application Software and must be procured on an annual bases. If VAR permanently discontinues its use of a product it may elect to discontinue maintenance.

         (k) "Royalties" means the monies due to Compuware for each license of VAR Application Software as set forth in Exhibit I.

         (l) "Sales and Marketing Purposes" means Deployment Software used by VAR, its agents or distributors for sales, benchmarking, or demonstrating the VAR Application Software. Said use shall be limited to periods of up to 30 days per perspective End User.

         (m) "Major Release" is a new version of UNIFACE Software as defined by Compuware that includes new functionality. Typically, a Major Release is indicated by a change in release number to the right of the decimal point (i.e. the conversion from UNIFACE 7.1 to 7.2).

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL
                                      -4-
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         (n)      "Maintenance Release" is a change made within one Major
                  Release that may contain bug fixes and/or improvements (e.g., from UNIFACE 6.1.d to UNIFACE 6.1 .e; from UNIFACE 7.1.01 to 7.1.02, etc.).

IV.      TERMS AND CONDITIONS

         1.       Value Added Reseller License

         (a) Compuware grants VAR a non-exclusive, non-transferable license to use UNIFACE Software only to market, develop and deploy VAR Application Software upon the terms and conditions herein contained on the platforms and in the operating environments at the location identified on Exhibit I and in Product Schedule(s). Such license for marketing will be limited for use by VAR, its contractors, agents and distributors for Sales and Marketing Purposes. Such license for development will be limited for use by JDA employees or contractors to develop, modify, enhance and maintain the VAR Application Software defined in Exhibit I. Such license for deployment will be limited to an authorized market and territory assignment as defined in Exhibit I. Except as expressly hereby authorized, VAR is not licensed by this Agreement to use the UNIFACE Software for any other purpose. VAR agrees to maintain sufficient development licenses to meet peak usage requirements, such that at no time are there more development licenses installed on VARs, VAR's contractors, or VAR's agents machines than have been purchased by VAR.

                  (b) The parties hereby agree and undertake at all times during the term of this Agreement:

                  - conduct business in a businesslike manner and not engage in deceptive, misleading, illegal or unethical business practices.

                  - VAR will accurately represent the VAR Application Software in terms of function and performance;

                  - VAR will market the VAR Application Software only pursuant to terms which are consistent with the terms of this Agreement;

                  - not make any representations, warranties or guarantees that are inconsistent with or in addition to those made in this Agreement;

                  - VAR will provide End Users with technical and maintenance support;

                  - notify the other party immediately of any legal or other notices which come to such party's knowledge and which may potentially affect the other party, its licensors and/or vendors and,

                  - VAR will promptly respond to any verified complaints regarding VAR Application Software received from its End Users.

         (c) By paying the fees then in effect, minus applicable discounts, the UNIFACE Software may be licensed for use on qualified alternate platforms and in additional operating environments.

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL
                                      -5-
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         (d)      Title to UNIFACE Software will remain with Compuware. VAR will acquire no rights to any UNIFACE Software, except to the extent VAR acquires the right to use the UNIFACE Software to market, develop and deploy VAR Application Software.

         (e) Title to VAR Application Software will remain with VAR. Compuware will acquire no rights to any VAR Application Software.

         (f) Except for subsidiaries that are at least fifty-one percent (51%) owned or controlled by VAR, VAR shall not assign or transfer its rights in, or obligations under, this Agreement without the prior written consent of Compuware. In the event of the sale of all or substantially all of VAR's assets, Compuware will allow the new entity to license the UNIFACE Software under substantially the same terms contained herein at the then current published license fee, less the previously paid license fees for the UNIFACE Software licensed to VAR. Compuware reserves the right to withhold this option if the new entity is a direct competitor of Compuware, an entity with which Compuware is involved in litigation, or an entity with which Compuware has encountered a previous incidence of intellectual property right infringement. Any assignment or transfer prohibited by this provision will be void.

         (g) In no event is VAR authorized hereunder to enter into an agreement with others to distribute, remarket or otherwise sub-license VAR Application Software, other than those distributors identified in Exhibit II, without the prior, written consent of Compuware, which shall not be unreasonably withheld. Any such agreement with others shall be limited to the distribution of VAR Application Software and shall contain no other rights or provisions that may jeopardize the intellectual property rights of Compuware.

         (h) The VAR Application Software shall not contain Development Software, and nothing in this Agreement shall authorize, grant or otherwise permit the transfer or disclosure of Development Software by VAR to others.

         (i) VAR shall observe all applicable laws and regulations in respect of and obtain all necessary licenses, consents and permissions required for the marketing and license of VAR Application Software, (including without limitation, the U.S. Export Administration Regulations and U.S. Department of Commerce Regulations and EU dual use legislation and local import and export regulations regarding the export or transfer of goods), and VAR shall provide Compuware with all information reasonably necessary to ensure that the UNIFACE Software complies with local laws and regulations and promptly advise Compuware of any change or proposed change in such laws and regulations known to VAR.

         (j) VAR and Compuware may modify the Market and Territory Assignment set out in Exhibit I by prior written agreement.

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL
                                      -6-
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CONFIDENTIAL AND PROPRIETARY

         (k) VAR acknowledges that each copy of UNIFACE Software and the Deployment Software included in VAR Application Software licensed to an End-User will require a software enabling key ("SEK") that will be issued by Compuware upon receipt of: (i) name and address of End-User, (ii) description of products,
                  (iii) Royalty, and (iv) description of the End-User's infrastructure (i.e. Platforms, databases, etc.).

         (l) VAR shall include in the VAR Application Software and on the exterior label of every media, a copyright notice in this form: "Portions of this program, Copyright 199___, Compuware, All Rights Reserved." In cases where the VAR Application Software is contained in Read-Only-Memory (ROM) chips, a copyright notice in the form listed above, must be displayed on the exterior of the chip and internally in the chip in ASCII literal form.

         (m) In order to ensure that VAR will be capable of providing support to End Users and as a condition to the right of VAR to grant sublicenses to End Users pursuant to the terms of this Agreement, VAR agrees that, with respect to each qualified hardware, platform and operating system configuration set forth on Exhibit I for which VAR intends to grant a sublicense, VAR shall purchase a license from Compuware for use of the UNIFACE Software on such designated platform and configurations in the quantities required by VAR to develop deploy, maintain and support VAR Application Software, shall install the UNIFACE Software on such designated platforms and configuration and shall obtain and maintain the Support Services for such UNIFACE Software.

         (n) VAR shall have the right to use VAR Application Software incorporating the Deployment Software, without incurring any obligation to pay royalties to Compuware in respect thereof, for Sales and Marketing Purposes.

         (o) VAR may deliver copies of the VAR Application Software to a prospective End User on a trial basis for evaluation purposes only after such prospective End User has signed a trial license with provisions comparable to those contained in the Compuware Trial Agreement, a copy of which is attached as
                  Exhibit III hereto. All such evaluation copies of the VAR Application Software installed by VAR at a prospective End User's site shall be removed by VAR upon completion of the evaluation period. Any evaluation copies not removed and returned to VAR at the end of the evaluation period, which includes any extension of such evaluation period, are deemed to be licensed, and royalties and related maintenance and support fees in respect thereof shall become immediately due to Compuware.

         (p) Compuware reserves the right to License, support, install and service its products, including without limitation UNIFACE Software, either directly to End Users or through other VAR's, representatives, distributors or other distribution channels. VAR hereby acknowledges that Compuware may independently develop, or have developed for it, sell and market either directly or indirectly, products similar to the VAR Application Software and

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL
                                      -7-
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                  nothing herein shall be deemed to give VAR an exclusive right to develop or sell products similar to the VAR Application Software. Notwithstanding anything in this Agreement to the contrary, Compuware shall not market or license Deployment Software to End Users for incorporation into VAR Application Software. If Compuware does market Deployment Software to End Users for incorporation into VAR Application Software, VAR will not owe Compuware the applicable royalty for the VAR Application Software that VAR licensed to such End User.

         (q) VAR shall maintain accurate books and records of all dealings under this Agreement including any licensing of UNIFACE Software and VAR Application Software and the furnishing of support services; Such books and records shall be prepared and maintained in a manner that will reasonably facilitate Compuware's verification of each report prepared by VAR. Such books and records shall be kept and maintained by VAR during the term of this Agreement and for a period of not less than three years from the date of the transaction. If this Agreement is terminated, VAR shall transfer copies of all such books and records to Compuware within a period of thirty (30) days of such termination upon Compuware's written request.

         (r) VAR agrees to provide to Compuware a quarterly report setting out the licensing and services furnished under the Agreement including a reconciliation of royalties due Compuware in a form substantially in the form of Exhibit IV. Such report shall be submitted to Compuware no later than thirty (30) days after the end of each calendar quarter in which this Agreement is in effect.

                  In addition, VAR agrees to provide to Compuware a report of each installation of VAR Application Software that report shall include details of End Users (a purchase order that includes End User name and address, description of products, and description of infrastructure, i.e. platforms, databases, etc.). Such report shall be submitted to Compuware upon the installation and/or the license of the VAR Application Software of the End User, whichever occurs sooner.

         (s) Compuware shall have the right, not more than once during each of VAR's fiscal years, on reasonable notice and during normal business hours to visit and inspect VAR's place of business and applicable sales records to attempt to verify VAR's compliance with its obligations under this Agreement. Additionally, VAR agrees that Compuware shall have the right to have VAR's books and records of sales audited by an independent auditor of Compuware's choice not more than once during each of VAR's fiscal years, but not during the months of January or February. Such auditor's fees shall be borne by Compuware, unless such audit shows an underpayment of royalties of 5% or more of the royalties actually owing for the period in question, in which event, the auditor's fees shall be paid by VAR.

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL
                                      -8-
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         2.       Sublicense of Deployment Software

         (a) VAR agrees to use, market and sublicense the Deployment Software solely and exclusively as part of the VAR Application Software for the exclusive use by its End Users on supported UNIFACE Software platforms.

         (b) VAR will distribute the Deployment Software as incorporated in the VAR Application Software to End Users only after VAR and such End Users have entered into a software license agreement containing substantially the following terms:

                  (i) End User will not adapt, translate, decompile, disassemble or create derivative works unless End User licenses Source Code from VAR, in which case, VAR shall 1) notify Compuware of End User's source code license, 2) pay Compuware a royalty rate of seven percent (7%) of the source code license fee, and 3) VAR will require End User to license appropriate number of Development Licenses.

                  (ii) End User will not sublicense, rent, lease or otherwise assign or transfer this Agreement or the VAR Application Software. Notwithstanding the foregoing, the End User can be permitted to assign or transfer the license for "the VAR Application Software provided that (i) Compuware receives advance written notification, and (ii) the assignee or transferee agrees in writing to be fully bound by the terms and conditions of the software license agreement. Variance with these terms will result in the automatic termination of End User's license;

                  (iii) End User may make a reasonable number of copies necessary to exercise their license grants. End User shall reproduce and include the copyright notice of VAR and Compuware on any copy of the VAR Application Software;

                  (v) End User acknowledges and understands that portions of the VAR Application Software are licensed to VAR by Compuware;

                  (vi) The copyright and other intellectual property rights in the VAR Application Software except for the Deployment Software are and at all times shall remain the property of VAR or its licensors and End Users agrees that the Application Software is for internal data processing purposes of End Users and agrees not to copy nor disclose the VAR Application Software to others.

                  (vii) Compuware regards the UNIFACE Software as proprietary information and as trade secrets. End User agrees to hold such proprietary information or trade secrets in strictest confidence, not to disclose it to any third party and to exercise the same degree of care (but no less than reasonable care) to safeguard the

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL
                                      -9-
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CONFIDENTIAL AND PROPRIETARY

                           confidentiality of such information as End User would exercise to safeguard its own proprietary information of a similar nature.

                  (viii) End User agrees that Compuware shall have the right, as an intended third-party beneficiary of this Agreement, to rely upon and directly enforce the terms set forth in this Agreement.

         (c) VAR will offer to provide End-User with ongoing support service.

         3.       Orders, Delivery And Acceptance

         (a) All orders for Development Software issued by VAR will be in writing on a Product Schedule, will refer to and be subject to the terms and conditions of this Agreement, the Product Schedule and any Exhibits, and will be forwarded to the Compuware managing office at the address set forth in Exhibit
                  I. Any additional terms and conditions contained on any purchase order or other VAR order document are of no force or effect, and Compuware hereby gives notice of objection to such additional terms. Orders will bind Compuware only when accepted by written confirmation

         (b) The UNIFACE Software described in the Product Schedule(s) will be deemed accepted by VAR upon VAR's execution of the Product Schedule(s) or upon VAR's use of the UNIFACE Software, whichever is earlier.

         (c) Compuware will package and ship UNIFACE Software in accordance with its standard practices. Shipment will be by means selected by Compuware. Risk of loss and damage will pass to VAR upon delivery to VAR's location.

         4.       Fees and Royalties

         (a) Royalties. In consideration of the rights granted herein, VAR agrees to pay Compuware the license fees for the UNIFACE Software as set out in Exhibit I and royalties for each copy of VAR Application Software as set out in Exhibit I licensed to use or accessed by an End User (except for evaluation copies under Section IV.1(o), whether or not VAR has received payment from End User. The royalties will be calculated as set forth in Exhibit I and payable under the terms of this Agreement.

         (b) Support Services Fees for UNIFACE Software and VAR Application Software. VAR agrees to pay annual Support Services fees on UNIFACE Software and Deployment Software by paying in advance the Support Services fees set forth in Exhibit I.

         5.       Payment Terms

         (a) Payment of License Fees and Support Services Fees. Invoices will be issued by Compuware upon execution of the Agreement and subsequent Product Schedules for all UNIFACE Software and for Support Services.

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL
                                      -10-
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                  Support Service fees renew annually after the initial period.
                  Payment terms are net thirty (30) days from the date of invoice and payable in US dollars.

         (b) Payment of Royalties and Support Services Fees. VAR shall pay royalties and Support Services fees due Compuware within thirty (30) days after the end of each month in which fees for such royalties or End Users support fees were recognized. Royalty and Support Services payments shall be made to Compuware in US dollars.

         (c) Compuware may impose a late payment charge on all undisputed unpaid fees and royalties equal to the lesser of (i) 1% per month of the outstanding amount due or (ii) the maximum rate allowed by law. If VAR becomes delinquent in the payment of any amount due, Compuware may, among other remedies available at law or in equity, suspend performance under this Agreement.

         (d) If Compuware fails to remedy Severity One Defects in the UNIFACE Software within a commercially reasonable period, VAR may, among other remedies available at law or in equity under this Agreement, with regard to those End Users who are under a current maintenance program and are experiencing the Severity One Defects problem:

                      (i)      suspend performance;

                      (ii)     cease to pay maintenance; and

                      (iii) apply one of the following remedies with respect to each End User experiencing the Severity One
                               Defects:

                           a) withhold payment to Compuware in an amount equal to UNIFACE Software royalties paid by such Severity One experiencing End User; or

                           b) receive a credit of royalty for the Severity One experiencing End User where VAR issues a credit as a result of Severity One Defects.

         (e) If Compuware fails to release a Major Release within 24 months of the previous Major Release, the then current royalty rate shall decrease (0.5%) for each year thereafter in which a Major Release is not released ("Adjustment"). If Compuware has not issued a Major Release within 24 months during a prepay royalty period, the prepaid royalty rate will remain in effect with the Adjustment after the expiration of the pre-paid royalty period, until such time that a Major Release is issued. At such time, the royalty rate will revert to the rate specified in Exhibit I (the non-prepay royalty rate) or JDA may elect to make an additional pre-payment at that time to reinstate the 7% rate. Compuware will provide a credit to JDA towards future royalties equivalent to the amount JDA would have paid if no Adjustment(s) were made, less what JDA actually paid with the Adjustment(s).

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL
                                      -11-
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         6.       Support and Obligations Of VAR

         (a) As between Compuware and VAR, VAR shall be responsible for first line support to End Users of the VAR Application Software, whether or not VAR charges End User(s) for support. VAR shall provide End Users on support for which maintenance service was paid with (i) first line technical support by maintaining a qualified support group, (ii) a service to ascertain the nature of problems an End-User may be experiencing and correct such problems, and (iii) other related maintenance services.

         (b) Annual Maintenance Plan services and fees are mandatory for both UNIFACE Software and for Deployment Software for the first year. Thereafter, VAR shall pay Compuware maintenance for each Deployment Software for which it assesses maintenance fees. Annual Maintenance Plan fees are set out in Exhibit I and are payable annually in advance. If an Annual Maintenance Plan is not continued, no support will be provided, including providing of enhancements, new releases, or fixes and a new version of ODBMS would require a royalty payment based on the license fee charged by VAR.

         7.       Obligations Of Compuware

         (a) Compuware will make available upon request, with reasonable notice, to VAR's sales and technical staff sales collateral materials as reasonably required regarding UNIFACE Software, to use. Compuware will also make available upon request, with reasonable notice, and at the expense of VAR, training services. The type and cost for such training will be as specified in a Product Schedule.

         (b)      VAR will be entitled to the following services from Compuware:

                  - the supply of any available Maintenance Release and/or updates of the appropriate UNIFACE Software;

                  - user documentation on payment of a charge for the media, transportation and handling charges involved;

                  - copies of Compuware's technical bulletin normally furnished by Compuware to customers as and when the same are published by Compuware;

                  - non-exclusive access to technical hotline support from Compuware

         (c) The technical hotline is only for use by employees or contractors of VAR who received training in the use of UNIFACE Software. VAR agrees to have at all times a staff of a minimum of two (2) persons who received such training. The technical hotline will only be used to resolve problems stemming from the demonstrable failure of the UNIFACE Software to work in accordance with Compuware user manuals as updated from time to time. Any other use of the technical hotline by VAR will be chargeable by

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL
                                      -12-
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                  Compuware in accordance with Compuware's normal practice and payable by VAR within thirty (30) days of the date of Compuware's invoice therefor.

         (d) VAR acknowledges that the technical hotline is not for use by End Users and shall not permit any End User to make direct use of the technical hotline.

         (e) Compuware will provide VAR with (i) a reasonable quantity of brochures and other sales promotion material at no charge and
                  (ii) periodic marketing communications and updates regarding the UNIFACE Software. At VAR's request, Compuware will furnish additional copies of any available non-proprietary materials regarding the UNIFACE Software at Compuware's then current cost.

         (f) Additional products and services are available from Compuware at Compuware's then current rates and terms.

         8.       Warranties And Disclaimers

         (a) Compuware warrants that UNIFACE Software delivered by Compuware to VAR will operate on designated platforms in substantial accordance with the specifications set forth in Compuware user manuals.

         (b) This warranty does not apply to any UNIFACE Software that: (i) has been altered; (ii) has not been handled, installed, maintained, or operated in substantial accordance with Compuware instructions; or (iii) has been damaged by accident, misuse, negligence, or external factors.

         (c) Compuware warrants that any services furnished by it pursuant to this Agreement will be performed with reasonable skill and care consistent with industry standards.

         (d) Compuware warrants that it has all right, title and interest in the UNIFACE Software necessary to grant the rights contained herein.

         (e)      YEAR 2000 WARRANTY:

                  Provided payment for maintenance is current and Licensee has installed the latest available Software release, Compuware warrants that all new releases of the Software licensed hereunder, marketed as "Year 2000 Compliant" and made generally available after July 1, 1998 are enabled to process post year 2000 dates. Specifically, Compuware defines year 2000 compliant as the Software being functional in a post year 2000 environment and will perform substantially as stated in the Software documentation. Compuware Software may display dates in either 2 or 4 digit year formats. If 2 digit year displays are used, it will be clearly evident to the Software user, based on Software function and documentation, that the 2 digit "00" represents the year 2000. When required, Software will either process with 4 digit years and/or implement

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                  century windowing techniques to handle and process post year
                  2000 dates.

                  The above Year 2000 warranty shall be incorporated into the Agreement and subject to all terms, conditions, restrictions and limitations contained therein including, but not limited to the Limitation of Liabilities and Indemnification.

         (f) VIRUS: Compuware warrants that it has taken reasonable steps to test any Software delivered hereunder for Computer Virus and that the Software is free of Computer Viruses as of the date of delivery by Compuware and that Compuware will continue to take such steps with respect to future enhancements or modifications to the Software. "Computer Virus" is defined as computer instructions that alter, destroy or inhibit the Software and/or Licensee's processing environment, including, but not limited to, other programs that self-replicate without manual intervention, instructions programmed to activate at a predetermined time or upon a specific event, and/or programs purporting to do a meaningful function but designed for a different function. Compuware will maintain a master copy of each version of the Software, to the best of Compuware's knowledge to be free and clear of any Computer Virus.

         (g) VAR is relying on its own skill and judgment in relation to the UNIFACE Software irrespective of any knowledge it or its servants or agents may possess as to the purpose for which the UNIFACE Software is supplied and Compuware makes no warranty that the UNIFACE Software will meet VAR's requirements or those of any End User.

         (h) Notwithstanding the foregoing, Compuware makes no warranty that operation of the UNIFACE Software will be uninterrupted or error-free, nor that the UNIFACE Software will be compatible with and/or work in conjunction with any VAR Application Software or any other software or hardware.

         (i) EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, AND ALL SOFTWARE, SERVICES AND OTHER ITEMS ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND. COMPUWARE DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AS TO BOTH COMPUWARE AND NON-COMPUWARE PRODUCTS. ANY WARRANTIES MADE TO VAR UNDER THIS AGREEMENT EXTEND SOLELY TO VAR.

         9.       Limitations Of Liability And Indemnification

         (a) VAR's sole and exclusive remedies for damages from any cause related to or arising out of this Agreement whether, based on negligence, breach of contract, warranty or other legal theory, will be those provided in this Agreement.

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         (b)      IN NO EVENT WILL EITHER PARTY BE LIABLE FOR: (I) ANY
                  INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF USE, LOSS OF GOODWILL OR THE DIMINUTION IN THE VALUE OF VAR'S BUSINESS, REVENUES, PROFITS OR SAVINGS; OR (II) CLAIMS DEMANDS OR ACTIONS AGAINST THE OTHER PARTY BY ANY PERSONS, EXCEPT AS PROVIDED IN SECTION 10, AND COMPUWARE'S RIGHT TO COLLECT LICENSE FEE'S OR REVENUE DUE TO UNAUTHORIZED USE OF UNIFACE SOFTWARE. EXCEPT FOR CLAIMS ARISING OUT OF EACH PARTY'S OBLIGATIONS UNDER SECTION 10, VAR'S MISUSE OF COMPUWARE'S UNIFACE SOFTWARE, OR VAR'S VIOLATION OF SECTION 12(A): CONFIDENTIALITY OF UNIFACE, NEITHER PARTY'S LIABILITY FOR ANY AND ALL CAUSES, WHETHER BASED ON NEGLIGENCE, BREACH OF CONTRACT, WARRANTY OR OTHER LEGAL THEORY, SHALL EXCEED CHARGES PAID BY VAR TO COMPUWARE FOR THE UNIFACE SOFTWARE THAT IS THE SUBJECT MATTER OF THE CAUSE OF ACTION ASSERTED DURING THE TWENTY-FOUR (24) MONTH PERIOD IMMEDIATELY PRECEDING NOTICE TO THE OTHER PARTY OF SUCH CLAIM OR CAUSE.

         (c) Each party acknowledges that any breach of its obligations with respect to proprietary rights of the other party may cause such party irreparable injury for which there are inadequate remedies at law and that Compuware shall be entitled to seek equitable relief in addition to all other remedies available to it.

         (d) Except for the remedies provided to VAR in this Agreement, and subject to the limitations set forth in 9(b), and provided Compuware provides VAR with prompt written notice, reasonable assistance, and authority to defend or settle all non-UNIFACE product or intellectual property right disputes, VAR will indemnify and hold Compuware harmless against any claims, costs, damages and liabilities arising out of or in any way connected with: (i) any breach of this Agreement by VAR, its employees or agents; and (ii) any claim by End Users or other third parties with respect to VAR's products (excluding claims based exclusively upon UNIFACE components independent of their use with VAR Application Software) or other non-Compuware products provided, recommended or referred by VAR. Such indemnification will include all reasonable legal fees and other costs incurred by Compuware in defending any such claims. Termination or cancellation of this Agreement will not affect VAR's indemnification obligations.

         (e) Compuware software licensors shall have no liability with respect to any claim of VAR or a third party on account of, resulting from, or arising out of the use of any software, services or products provided by such licensor or derived from such licensor's software. Compuware software licensors shall have no obligation to furnish any assistance, information or documentation with respect to any software, services or products.

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         (f)      Any legal proceeding, regardless of form, arising out of this
                  Agreement must be commenced within two (2) years after the cause of action first occurs or shall forever thereafter be barred.

         10.      Patent, Copyright and Trade Secret Indemnification

         (a) Compuware, at its own expense, will defend VAR against claims that the UNIFACE Software furnished under this Agreement infringe upon any patent, copyright, trade secret or other intellectual property rights, provided VAR; (i) gives Compuware prompt written notice of such claims pursuant to
                  Section 14(g), (ii) permits Compuware to defend or settle the claims, and (iii) provides all reasonable assistance to Compuware in defending or settling the claims. Termination or cancellation of this Agreement will not affect Compuware's indemnification obligations.

         (b) Compuware shall have no obligation for or with respect to claims, actions, or demands alleging infringement by VAR Application Software based on any of the following:

                  -        unauthorized modification of the UNIFACE Software;

                  - a Major Release of the UNIFACE Software other than the current or one prior Major Release if the current or prior Major Release would be non-infringing;

                  - use of the UNIFACE Software in combination with non-Compuware programs;

                  - third party-software which form part of, or is bundled with, the UNIFACE Software.

         (c) As to any UNIFACE Software which is in and of itself, in the opinion of Compuware, subject to a claim of infringement or misappropriation, Compuware may elect to; (i) obtain the right of continued use and remarketing of the UNIFACE Software for VAR as provided under this Agreement, or (ii) replace or modify such UNIFACE Software to avoid such claim. If neither alternative is, in the opinion of Compuware, available on commercially reasonable terms and costs, then any applicable license to VAR will terminate and Compuware will provide a refund of the applicable royalty percentage rate equal to the percentage of the VAR Application License Fee VAR refunds to End User as determined by its negotiated End User agreements.

         (d) Compuware will not defend or indemnify VAR and shall have no liability or responsibility for any claim of infringement or misappropriation asserted by a parent or subsidiary of VAR.

         (e) This Section 10 states the entire liability of Compuware and VAR's sole and exclusive remedies for patent or copyright infringement and trade secret misappropriation.

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         11.      Trademarks And Trade Names; Advertising

         (a) As a value added reseller, VAR shall have the right to use the legend "UNIFACE Software Valued Added Reseller - Compuware Corporation" in advertising, correspondence, proposals or other materials provided that such legend appears in type smaller and less prominent than VAR's own name or mark.

         (b) Compuware may provide VAR with formats for use by VAR in advertising and promoting the VAR Application Software. In using the formats, VAR will comply with all related instructions provided by Compuware. In addition, Compuware will provide VAR with written guidelines to assist VAR in developing other advertising and promotional programs and materials. All such programs and materials must be submitted to and approved in writing by Compuware (except as to price and terms of sale VAR intends to offer) before use.

         (c) No right or license is granted by Compuware to VAR to use Compuware trademarks or trade names except as they appear on VAR Application Software marketed by VAR or as authorized by Compuware. VAR will not affix any Compuware trademarks, logos or trade names to any software and will not disturb any legend, notice, label, or designation of any Compuware trademark, logo or trade name.

         12.      Protection Of Proprietary Information

         (a) VAR information that has not been released publicly and considered to be confidential will be treated in accordance with the terms and conditions of the Non-Disclosure Agreement set out in Exhibit V. The parties will keep in confidence and protect Proprietary Information of the other party from disclosure to third parties and use Proprietary Information only for the purpose of performing under this Agreement. Each party acknowledges that unauthorized disclosure of Proprietary Information may cause substantial economic loss to the non-disclosing party or its licensors. Each party will inform its employees of their obligations under this Section 12 and instruct them so as to insure such obligations are met. This
                  Section 12 will not be construed to grant to either party any license or other rights in the other party's Proprietary Information, except as expressly set forth in this Section. Upon termination or cancellation of this Agreement, Each party will destroy (and, in writing, certify destruction) or return to the other party all copies of the other party's Proprietary Information in such party's possession. VAR's obligations under this Section 12 will survive termination or cancellation of this Agreement.

         13.      Term, Termination and Cancellation

         (a) This Agreement will begin on the Effective Date, specified on the first page of this Agreement, and continue in effect to the stated Termination

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                  Date, unless extended in accordance with Exhibit I, or
                  canceled or terminated as provided below.

         (b) Except as provided in Sections 13(d) if either party materially breaches this Agreement, the other may cancel it upon 30 days written notice unless the breach is cured within the notice period.

         (c) Compuware may cancel this Agreement at any time upon written notice, without providing VAR with any opportunity to cure, if VAR breaches any of its obligations under Sections IV. 1, or
                  IV. 12 or if VAR

                  - enters into liquidation whether compulsory or voluntarily otherwise than for the purpose of amalgamation or reconstruction without insolvency;

                  -        compound or make any arrangement with creditors;

                  - have a receiver or manager appointed in respect of any or any part of its assets; or

                  - be the subject of any application for an administration order.

         (d) Orders outstanding on the effective date of termination or cancellation will be subject, at the reasonable discretion of Compuware, to acceptance, rejection or performance as if this Agreement remained in force. Payment terms for orders accepted after the date of notice of termination or cancellation will be as specified by Compuware.

         (e) Upon the effective date of termination or cancellation VAR will pay Compuware for all undisputed UNIFACE Software, Royalties, and Support Services irrespective of the date of delivery, and all other undisputed amounts then owed Compuware. VAR will also discontinue use of its designation as a value added reseller of Compuware.

         (f) No damages (whether direct, consequential, special or incidental and including expenditures and loss of profit and goodwill or other diminution in the value of VAR's business), indemnities, except as required under Section 10, or other compensation will be due or payable to VAR by reason of termination or cancellation of this Agreement.

14.      Other Provisions

         (a) This Agreement will be governed by the laws of the State of Michigan.

         (b) Either party retains the option with respect to the right to apply to a court of competent jurisdiction for equitable relief.

         (c) The parties shall attempt to resolve claims or controversies arising out of or related to this Agreement in the following manner: A Vice President for each party with full authority to negotiate and resolve issues in question shall meet and attempt to settle all outstanding disputes within ten (10) business days of time dispute arose. After such

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                  initial meeting, if the dispute is not resolved within the next thirty (30) days, the parties shall pursue alternate remedies.

         (d) The relationship of Compuware and VAR under this Agreement is that of licensor and licensee only and neither is authorized to act as the agent of the other. In all matters relating to this Agreement, VAR will act as an independent contractor. No franchise is intended or created by the relationship of Compuware and VAR under this Agreement. Neither party will make representations purportedly on behalf of the other party, otherwise than as precisely set forth in this Agreement and as set forth in Compuware's supplied user materials.

         (e) Any failure or delay by either party in exercising any right or remedy will not constitute a waiver. The waiver of any one default will not waive subsequent defaults of the same or different kind.

         (f) Neither party will be liable for any failure to fulfill its obligations due to causes beyond its reasonable control including, without limitation, the bankruptcy of any supplier or commercial impossibility.

         (g) All notices required by this Agreement to be given to VAR will be sent by certified or registered mail addressed to its address on the first page of this Agreement. Notices to be given to Compuware will be sent by certified or registered mail addressed to the Compuware Vice President of Sales as identified in Exhibit I.

                  Requests for information and all other notices to Compuware will be sent to the separate Compuware address set out in
                  Exhibit I.

         (h) Each provision of this Agreement is severable and if one or more provisions are declared invalid, the remaining provisions of the Agreement will remain in full force and effect.

V.       ENTIRE AGREEMENT

This Agreement, including any Product Schedule(s) hereto, and Exhibits referenced herein, contain the entire understanding and agreement of the parties with respect to the matters contained herein, and supersede any prior oral or written agreements relating to the subject matter hereof. This Agreement supercedes all previous agreements between Compuware and JDA or JDA subsidiaries, including but not limited to, UNIFACE Corporation Canada License Agreement, dated May 12, 1995, (reference client #95492) between JDA Software and UNIFACE Corporation Canada, and Standard Value-Added Reseller Agreement dated June 27, 1994, between LIOCS Corporation (a wholly-owned subsidiary of VAR, client #94183) and UNIFACE Corporation. This Agreement may be modified only in writing signed by an authorized representative of each party. Additional supplements relating to specific products and services may be added from time to time as such products and services are offered by Compuware.

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VI. EXHIBIT LIST

The following Exhibits are attached hereto and incorporated by reference:

         Exhibit I.      VAR Profile

         Exhibit II.     Remarketers List

         Exhibit III.    Compuware Trial Agreement

         Exhibit IV.     VAR Quarterly Royalty Report

         Exhibit V.      Non-Disclosure Agreement

         Exhibit VI.     Sample Compuware License Agreement and Product Schedule

VAR ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AGREEMENT AND ALL ATTACHED EXHIBITS, AND THAT IT IS NOT ENTERING INTO THIS AGREEMENT ON THE BASIS OF ANY REPRESENTATIONS NOT EXPRESSLY SET FORTH HEREIN.

Accepted by:                                   Accepted by VAR:
COMPUWARE CORPORATION                          JDA SOFTWARE GROUPING INC.

/s/ W. Alan Cantrell                           /s/ James D. Armstrong
---------------------------                    ---------------------------
Authorized Signature                           Authorized Signature

W. ALAN CANTRELL                               James D. Armstrong
---------------------------                    ---------------------------
Name                                           Name

Vice President
Enterprise Solutions                           Chief Executive Officer
---------------------------                    ---------------------------
Title                                          Title

JUNE 23, 2000                                  JUNE 23, 2000
--------------------------                     --------------------------
Date                                           Date

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                                   EXHIBIT I.
                                  VAR PROFILE

1.       The "Payment Address" is:

         Compuware Corporation
         Drawer 64376
         Detroit, MI 48264-0376

2.       Market and Territory assignment: Worldwide

3.       UNIFACE Software:

* UNIFACE Six

                  - UNIFACE Developer;

                  - UNIFACE PolyServer;

                  - UNIFACE DBMS, GUI and Network drivers & Binders;

* UNIFACE Seven

Development:      - UNIFACE Enterprise Development

Deployment        - UNIFACE PolyServer;

                  - UNIFACE Application Server;

                  - UNIFACE Enterprise Server;

                  - UNIFACE DBMS, GUI and Network drivers & Binders;

                  - Solid;

                  Web Application Server

                  - Component Server

                  - Java and Com URBA connectivity options

                  - Across all databases and platforms (except mainframes)

5.       License fees/ Royalties:

LICENSE FEES

- Development License 70% of Compuware's then current U.S. list price ; VAR will license UNIFACE development licenses for all developers, support staff, and consultants using UNIFACE source code.

- Deployment License 70% of Compuware's then current U.S. list price; VAR will license and maintain UNIFACE deployment licenses for its internal use for such functions as engineering, testing, technical support, etc.

The above referenced license fees shall not increase during the Term, on a cumulative basis, over the previous year's fees by more than fifteen percent (15%) for an equivalent computer configuration.

Deployment licenses will cover all representative platforms that VAR sells.

Compuware will provide VAR with temporary Deployment Licenses for Marketing and Sales Purposes at no charge.

ROYALTIES

The royalty rate is calculated based on the fees paid by JDA's customer for VAR Application Software. It shall be set at seven percent (7%) for a period of twenty-four (24) months from the Effective Date of this Agreement, of which 0.6% is first year maintenance. A total prepayment of $1,250,000 U.S. Dollars due and payable as follows: an initial prepayment of

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$625,000 ("Initial Payment") shall be due upon execution of this Agreement, a second prepayment of $625,000 is payable on or before June 30, 2000. Compuware will apply the Initial Payment accordingly for a twenty-four month term ending March 31, 2002 for license fees and royalty payments due under the terms and conditions of this Agreement. After twenty-four (24) months, the royalty rate will increase to a level not to exceed ten percent (10%), including first year maintenance. Notwithstanding the foregoing, JDA may at any time during the term of this Agreement exercise an option to make an additional $1,250,000 prepayment to extend the seven percent (7%) royalty rate for an additional twenty-four months from the date of such election ("Pre-pay Option"). JDA will have up to three (3) Pre-pay Options, provided the total term of this Agreement does not exceed eight (8) years. Any remaining balance of the Payment at the end of the designated Pre-pay Option term shall be forfeited by JDA with no right of refund or credit.

6. All fees and royalties are exclusive of Value-Added Tax (VAT). VAR shall pay all VAT taxes due where applicable.

7.       Annual Support Service Fees

-        VAR DEVELOPMENT AND INTERNAL USE DEPLOYMENT LICENSES

         Annual Support Service fees will be fifteen percent (15%) of the license fee as provided in Section 5 of this Exhibit I.

- END USER DEPLOYMENT LICENSES SUPPORT SERVICES (the first year support service fee is included in the royalty rate calculation).

         Thereafter, for End User(s) under support for the VAR Application Software, the annual Support Service fee will be 0.6% percent of the applicable royalty fee as provided in Section 5 of this Exhibit I.

8.       VAR Application Software:

         a.       ODBMS

                  Application modules within the ODBMS package that utilize the UNIFACE development and deployment environments:

                  Interactive Base System Maintenance

                  Interactive Buyers Workbench (purchase order management) Interactive Pricing
                  Interactive Advanced Expert Pricing
                  Interactive Inventory & Cycle Count Management
                  Interactive Merchandise Category Analysis
                  Interactive Rebate Management
                  Interactive Stock Ledger
                  Interactive Sales Audit
                  Interactive Tax Management
                  Interactive Vendor Submissions
                  Interactive Automated Replenishment Management
                  Interactive Invoice Matching
                  Interactive Signs, Labels, Ticketing

                  Interactive Warehouse Control Center

                  ODBMS is a market-leading open, client/server merchandising system, ODBMS delivers deep, rich merchandising functionality and usability to automate a retailer's information management and operational requirements. Retailers can depend on ODBMS to help them optimize inventory, maintain a profitable product mix, improve price strategies and automate replenishment. By providing

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                  flexibility, adaptability and scalability, ODBMS enables
                  retailers to manage multiple operations without sacrificing data integrity or ease of use.

         b. Additional VAR Application Software developed by VAR may be incorporated herein upon written notice to Compuware as required for reporting purposes.. In the event that VAR acquires another Compuware Value Added Reseller's VAR Application Software, upon notice to Compuware JDA may incorporate the acquired VAR Application Software into this Agreement at the then current JDA royalty rate by prepaying royalties to Compuware. The amount of the prepayment will be two (2) times the amount of royalties the VAR, from which the VAR Application Software was acquired, paid to Compuware in the previous twelve (12) months.

         c. VAR shall notify Compuware in writing of any new products, new functionalities, or new versions to the VAR Application Software Compuware. Any new products will be incorporated to this Exhibit by Amendment.

9.       Hardware, Operating Systems and location(s) VAR:

                  JDA Software Group, Inc.
                  14400 North 87th Street
                  Scottsdale, AZ 85260-3649

10.      Development Address VAR:

                  JDA Software Group, Inc.
                  14400 North 87th Street
                  Scottsdale, AZ 85260-3649

11.      Discount on UNIFACE Education:

         VAR will receive up to 25 % discount on UNIFACE Education.

12.      Compuware Managing Office

         Attn: Sally Knoll, ISV Account Manager
         Compuware Corporation
         31440 Northwestern Highway
         Farmington Hills, MI 48334

13.      Notices Address

         Contracts Manager
         Compuware Corporation
         31440 Northwestern Highway
         Farmington Hills, MI 48334

14.      Information Address

         Compuware Corporation
         Products Division
         Contract Administration
         31440 Northwestern Highway
         Farmington Hills, MI 48334

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                                  EXHIBIT II.
                                REMARKETERS LIST
                             CURRENT (AS OF 4/6/00)
                           JDA CORPORATE ORGANIZATION

                            JDA Software Group, Inc.
                                   (Delaware)

      JDA Software (Arizon) Inc.)                        JDA Arthur Software Ltd.
(license all products worldwide except MMS                      (Bermuda)
      alone outside No.& So. America)

      JDA Software Australia (Pty.) Ltd.                 JDA Software Brasil Ltds.
                   (Australia)                                    (Brazil)

          JDA Software Canada Ltd.                            JDA Chile S.A.
                    (Canada)                                     (Chile)
(authority to license all products In Canada
with a 35% (previously 10%) royalty to U.S.)

          JDA Software France. S.A.                         JDA Software GmbH
                    (France)                                    (Germany)

            JDA Software Hong, Kong                          JDA Software Italy  S.V.
                   Limited                                           (Italy)
                 (Hong Kong)

           JDA Software Japan Ltd.                     JDA Software Malaysia SDN. Bhd.
                  (Japan)                                      (Malaysia)

           JDA de Mexico S.A. de C.V.                     JDA Software Benelux B.V.
                    (Mexico)                                 (The Netherlands)

              LIOCS Corporation                        JDA Software South Africa (PTY) Ltd,
                   (Nevada)                                      (South Africa)

            JDA Software Nordic AB                           JDA Asia Pte. Ltd.
                  (Sweden)                                      (Singapore)

                                                             JDA Worldwide, Inc.
             JDA International Limited                           (Arizona)
                 (England & Wales)               (sublicense license MMS alone outside No. & So.
                                                 America with a 35% (previously 5O%) royalty)

             JDA Software Spain                          JDA UK Branch
          (Representative Office)                      (United Kingdom)

                               REMARKETER DETAILS

Company Name ___________________________________________________________________

Contact person __________________________________ Email address ________________

Telephone ____________________________________   Fax ___________________________

                              APPLICATION DETAILS

Application name________________________ No. of end users - Named - Concurrent

State deployed modules _________________________________________________________

Application list price_______________ Invoiced application license price _______

                          END USER ORGANIZATION DETAILS

Company Name ____________________________ Division _____________________________

Contact Person __________________________ Email address ________________________

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Main company address ___________________________________________________________

City _________________ State/province _____________ Postal Code/ZIP ____________

Country _______________________

     Telephone _______________________ Fax _____________________________________

                            UNIFACE LICENSING DETAILS
UNIFACE license type
________________________________________________________________________________

                            UNIFACE TECHNICAL DETAILS

UNIFACE version details:

- UNIFACE 5.2....  - UNIFACE Six....  - UNIFACE Seven....(please specify exact version)

Client System(s) details:
________________________________________________________________________________
CPU make & model       (1)        Operating system, version & user interface (1)

________________________________________________________________________________
CPU make & model       (2)        Operating system, version & user interface (2)

________________________________________________________________________________
Network driver(s)

________________________________________________________________________________
Database make & version

Server(s) details:                      - PolyServer - Appl. Server - WebEnabler

________________________________________________________________________________

CPU make & model (1) Operating system & version(1)             UNIFACE Component

                                        - PolyServer - Appl. Server - WebEnabler
________________________________________________________________________________

CPU make & model (2)            Operating system & version (2) UNIFACE Component
________________________________________________________________________________
Network driver(s)

________________________________________________________________________________
Database make & version (1)                          Database make & version (2)

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL

                                  EXHIBIT III.
                           COMPUWARE TRIAL AGREEMENT

                                         Client No.:____________________________
                                 Salesperson No.:_______________________________

                            SOFTWARE TRIAL AGREEMENT

In order to better evaluate the benefits available from using the Software product(s) indicated below ("Software"), COMPUWARE agrees to license the Software on a FREE in-house trial under the following conditions:

A. The trial period will be for sixty (60) days after installation of the Software from COMPUWARE.

B.       There will be no charge for the sixty (60) day evaluation period.

C. Company will respect and protect COMPUWARE's proprietary rights to the Software and will not distribute or otherwise disclose the Software to third parties. All materials and copies of the Software will be returned to COMPUWARE at the expiration of the sixty (60) day trial period, and Company will also certify in writing that the Software has been removed from the system and is no longer in use, if the Software is not licensed. If Company continues to use the Software after the expiration of the trial period, the Software will be deemed to be accepted by Company under the terms and conditions of COMPUWARE's License Agreement and Company shall pay the license fee then in effect.

D. PC SOFTWARE - If applicable, Company may make up to _______________ copies of the PC component of the Software during the trial period. Company will return all copies of the Software at the conclusion of the trial period, if the Software is not licensed.

E. Company will use its best efforts to protect the confidentiality and proprietary rights of COMPUWARE's Software.

F.       This Trial Agreement is for the following COMPUWARE Software: _________

G.       Company operating system is __________________________

The undersigned signatories are authorized to execute this Trial Agreement.

Accepted By Compuware:                           Agreed By Licensee:
_________________________                        _________________________
Authorized Signature                             Authorized Signature

_________________________                        _________________________
Name                                             Name

_________________________                        _________________________
Title                                            Title

_________________________                        _________________________
Date                                             Date

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL

                                  EXHIBIT IV.
                          VAR QUARTERLY ROYALTY REPORT

         This reporting form should be used by VAR to comply with quarterly royalty reporting obligations as set forth in the Agreement. Please complete and return to: Compuware Corporation, Contract Administration Dept., 31440 Northwestern Highway, Farmington Hills, Michigan 48334-2564,
         Tel: (248) 737-7300; Fax (248) 737-0750.

         -----------------------------------------------------------------------
         COMPANY NAME:
         -----------------------------------------------------------------------
         ADDRESS (Street Address;
         City/State; Zip):
         CONTACT NAME & PHONE:
         REPORTING PERIOD:
         PURCHASE ORDER #:
         -----------------------------------------------------------------------

         The following must be completed for all VAR Application Software
         (sub)licensed during the reporting period:

                                                               User
Name             UNIFACE         Hardware       User       Address/City,
Application    Product(s)        Make/Model     Name       State/Country     Ship Date        Quantity     Royalty
------------   ---------         ----------     ----       --------------    ---------        --------     -------

         The undersigned certifies that the information contained on this reporting form has been derived from VAR's records and is true and correct.

         Accepted by:

________________________                         ________________________
Authorized Signature                             Authorized Signature

________________________                         ________________________
Name                                             Name

________________________                         ________________________
Title                                            Title

________________________                         ________________________
Date                                             Date

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL

                                   EXHIBIT V
                            NONDISCLOSURE AGREEMENT

THIS AGREEMENT (the "Agreement"), is made as of___________________, 2000, (the "Effective Date") by and between JDA SOFTWARE, INC., an Arizona corporation ("JDA") and COMPUWARE CORPORATION, A Michigan corporation ("Compuware").

                                    RECITALS

1. In connection with the evaluation or pursuit of certain mutually beneficial business opportunities, JDA and Compuware may disclose valuable proprietary information to each other relating to their respective operations and businesses.

2. JDA and Compuware would like to protect the confidentiality of, maintain their respective rights in and prevent the unauthorized use and disclosure of such information.

                                    AGREEMENT

JDA and Compuware hereby agree:

1. CONFIDENTIAL INFORMATION. As used in this Agreement, "Confidential Information" means all information of either party that is not generally known to the public, whether of a technical, business or other nature (including, without limitation, trade secrets, know-how and information relating to the technology, software, designs, specifications and prototypes, customers, business plans, promotional and marketing activities, finances and other business affairs of such party), that is disclosed by one party (the "Disclosing Party") to the other party (the "Receiving Party"), and that has been identified as being proprietary and/or confidential or that by the nature of the circumstances surrounding the disclosure ought to be treated as propriety and confidential. Confidential Information also includes all information concerning the existence and progress of the parties' dealings.

2. USE OF CONFIDENTIAL INFORMATION. The Receiving Party, except as expressly provided in this Agreement, will not disclose it to anyone without the Disclosing Party's prior written consent. The Receiving Party will not use, or permit other to use, Confidential Information for any purpose other than to pursue discussion and evaluation of potential business dealings between the parties in accordance with the nature of discussions between the parties. The Receiving Party will take all reasonable measures to avoid disclosure, dissemination or unauthorized use of Confidential Information, including, at a minimum, those measures it takes to protect its own confidential information of a similar nature.

3. EXCEPTIONS. The provisions of Section 2 will not apply to any information that (i) is or becomes publicly available without breach of this Agreement; (ii) can be shown by documentation to have been known to the Receiving Party at the time of its receipt from the Disclosing Party; (iii) is rightfully received from a third party who did not acquire or disclose such information by a wrongful or tortuous act; or
         (iv) can be shown by documentation to have been independently developed by the Receiving Party without reference to any Confidential information.

4. RECEIVING PARTY PERSONNEL. The Receiving Party will restrict the possession, knowledge, development and use of Confidential Information to its employees, agents, subcontractors and entities controlled by or controlling it (collectively, "Personnel") who have a need to know Confidential Information in connection with the purposes set forth in
         Section 2. The Receiving Party's Personnel will have access only to the Confidential Information they need for such purposes. The Receiving Party will ensure that its personnel comply with this Agreement.

5. DISCLOSURES TO GOVERNMENTAL ENTITIES. If the Receiving Party becomes legally obligated to disclose Confidential Information by any governmental entity with jurisdiction over it, the Receiving Party will give the Disclosing Party prompt written notice sufficient to allow the Disclosing Party to seek a protective order or other appropriate remedy. The Receiving Party will disclose only such information as is legally required and will use its reasonable best efforts to obtain confidential treatment for any Confidential Information that is so disclosed.

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL

6. OWNERSHIP OF CONFIDENTIAL INFORMATION. All Confidential Information will remain the exclusive property of the Disclosing Party, and the Receiving Party will have no rights, by license or otherwise, to use the confidential Information except as expressly provided herein.

7. RETURN OF CONFIDENTIAL INFORMATION. Upon the Disclosing Party's written request, the Receiving Party promptly will return all tangible material embodying Confidential Information (in any form and including, without limitation, all summaries, copies and excerpts of Confidential Information).

8. GOVERNING LAW; ETC. This Agreement will be governed by internal laws of the State of Arizona, without reference to its choice of law rules, and may be executed in counterpart copies. If a provision of this Agreement is held invalid under any applicable law, such invalidity will not affect any other provision of this Agreement that can be given effect without the invalid provision. All terms and conditions of this Agreement will be deemed enforceable to the fullest extent permissible under applicable law, and, when necessary, the court is requested to reform any and all terms or conditions to give them such effect. Further, the venue for arbitration or litigation will be in Phoenix, Arizona, and the parties consent to such jurisdiction.

9. NONWAIVER. Any failure by either to enforce the other party's strict performance of any provision of this Agreement will not constitute a waiver of its right to subsequently enforce such provision or any other provision of this Agreement.

10. TERMINATION. This Agreement will terminate automatically upon the completion or termination of dealings between JDA and Compuware; provided, however, that each party's obligations with respect to the other party's Confidential Information will survive completion or termination of the dealings between the parties.

11. EXPORTATION/TRANSMISSION OF CONFIDENTIAL INFORMATION. The Receiving Party acknowledges that the Confidential Information and any related materials or information provided hereunder are subject to the export control laws and regulations of the U.S., and any amendments thereof. The Receiving Party confirms that it will not export or re-export these items, directly or indirectly, either to (i) any countries that are subject to U.S. export restrictions (currently including, but not necessarily limited to, Cuba, the Federal Republic of Yugoslavia (Serbia and Montenegro), Iran, Iraq, Libya, North Korea, and Syria); and (ii) any development production of nuclear, chemical or biological weapons; or (iii) any third party who has been prohibited from participating in the U.S. export transactions by any federal agency of the U.S. government.

12. INDEPENDENT DEVELOPMENT. The Disclosing Party acknowledges that the Receiving Party may currently or in the future be developing information internally, or receiving information from other parties, that is similar to the Confidential Information. Accordingly, nothing in this Agreement will be construed as a representation or agreement that the Receiving Party will not develop or have developed for its products, concepts, systems or techniques that are similar to or compete with products, concepts, systems or techniques contemplated by or embodied in the Confidential Information, provided that the Receiving Party does not violate any of its obligations under this Agreement in connection with such development.

13. INJUNCTIVE RELIEF. The Receiving Party acknowledges that disclosure or use of Confidential Information in violation of this Agreement could cause irreparable harm to the Disclosing Party for which monetary damages may be difficult to ascertain or an inadequate remedy. The Receiving Party therefore agrees that the Disclosing Party will have the right, in addition to its other rights and remedies, to seek injunctive relief for any violation of this Agreement.

14. LIMITED RELATIONSHIP. This Agreement will not create a joint venture, partnership or other formal business relationship or entity of any kind, or an obligation to form any such relationship or entity. Each party will act as an independent contractor and not as an agent of the other party for any purpose, and neither will have the authority to bind the other.

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL

15 CUMULATIVE OBLIGATIONS. Each party's obligations hereunder are in addition to, and not exclusive of, any and all of its other obligations and duties to the other party, whether express, implied, and in fact or in law.

16. INTEGRATION/PURCHASE ORDER. This Agreement constitutes the entire agreement between the parties with respect to the Confidential Information and supersedes all previous proposals (both oral and written), negotiations, representations, commitments, writings, agreements, and all other communications between the parties. This Agreement may only be altered or modified by written instrument duly executed by both parties. In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any purchase order, the terms and conditions of this Agreement will control.

The undersigned represent that they are duly authorized representatives of the parties and have full authority to bind the parties, including any indicated affiliates of the parties, by execution of this Agreement. The parties have executed and delivered this Agreement, and it will be effective as of the Effective Date.

COMPUWARE CORPORATION                            JDA SOFTWARE, INC.

Signature ___________________                    Signature _____________________

Name ________________________                    Name __________________________

Title _______________________                    Title _________________________

Date ________________________                    Date __________________________

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL

                                   EXHIBIT VI.

                       SAMPLE COMPUWARE LICENSE AGREEMENT
                              AND PRODUCT SCHEDULE

                                                 Agreement No.__________________

                                LICENSE AGREEMENT

This License Agreement (Agreement), is between COMPUWARE CORPORATION (Compuware) and Licensee:

Licensee Name: _________________________________________________________________

Street Address: ________________________________________________________________

                ________________________________________________________________

City: __________________________________ State: ________ Zip: __________________

1.       GRANT OF LICENSE

(a) Upon Compuware's acceptance of each product schedule (Product Schedule(s)), Compuware grants to Licensee a non-exclusive, non-transferable, personal license to use the proprietary software product(s) and related user manuals provided under this Agreement (collectively referred to as Software). The Software may be used on the computer(s) as described on the Product Schedule(s) (Licensed Computer(s)) at the location(s) as described on the Product Schedule(s) (Licensed Location(s)), for the term and license type specified, subject to the terms and conditions of this Agreement and the Product Schedule(s).

(b) The Software will be supplied to Licensee in machine readable object code for use on the Licensed Computer(s).

(c) A copy of each user manual for the Software will be supplied to Licensee without additional charge, unless otherwise specified on the Product Schedule(s).

(d) The Software may be used only (i) by Licensee, (ii) to process Licensee's own data and (iii) for Licensee's own internal operations. Licensee may not use the Software to offer data processing services to third parties, including but not limited to timesharing, facilities management, outsourcing or service bureau use, or other third party commercial purpose or gain unless Licensee either executes, and pays the fees associated with, an appropriate Compuware license for third party use or the specific third party use is otherwise authorized in writing by Compuware. All restrictions applicable to Licensee will also apply to any authorized third party user.

(e) Licensee shall not make or allow others to make copies or reproductions of the Software in any form without Compuware's prior written consent, except for a machine readable copy for archival purposes to exercise the license granted. All copies or reproductions of the Software made by Licensee shall display the same Compuware legends and notices and shall be subject to the same conditions and restrictions as the original. Licensee shall not sublicense, distribute, modify or create derivative works of, reverse assemble or reverse compile, the Software.

(f) By paying the fee(s) then in effect, the Software may be licensed for: additional users, use on additional computers, use on alternate platforms or, subject to maintenance being current, use on upgraded computers. Alternate locations and computers may be utilized temporarily only for back up and disaster recovery purposes for a reasonably necessary time period. Licensee may change the facility location(s) of the Software with prior written consent from Compuware, and shall notify Compuware in writing that all copies of the Software at the previous location(s) have been destroyed or transferred to the new location(s).

(g) At Compuware's request, Licensee shall promptly furnish Compuware with written certification verifying that the Software is being used in accordance with this Agreement, including the number of users and the location, platform, model and serial number of the computers) on which the Software is installed. Licensee shall give Compuware reasonable access to Licensee's records and systems to verify that the Software is being used pursuant to this Agreement.

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL

(h) If the actual number of users exceeds the actual number of licensed users of the Software or the Software has been installed on unlicensed computers or platforms, Compuware may, at its option, terminate this Agreement or allow Licensee to pay the license fee then in effect, retroactive to the initial date of unauthorized use.

2.       PAYMENTS

Licensee shall pay to Compuware the total amount set forth in the applicable Product Schedule(s) (Total Amount) upon invoice. Compuware may impose a late payment charge equal to the lesser of 1-1/2% per month or the maximum rate allowed by law.

3.       ACCEPTANCE

The Software described on a Product Schedule(s) will be deemed to be accepted by Licensee upon Licensee's execution of that Product Schedule(s) or upon Licensee's use of the Software in a production environment, whichever is sooner. Licensee shall conduct its evaluation procedures between the time the Software is delivered and Licensee's execution of the Product Schedule(s).

4.       ENTIRE AGREEMENT

HAVING READ BOTH SIDES OF THIS AGREEMENT, THE PARTIES AGREE TO BE BOUND AND ABIDE BY ITS TERMS AND CONDITIONS. THIS AGREEMENT, INCLUDING ALL PRODUCT SCHEDULES, CONSTITUTES THE COMPLETE AND EXCLUSIVE STATEMENT OF THE UNDERSTANDING BETWEEN THEM, AND SUPERSEDES ALL PRIOR PROPOSALS AND ALL OTHER PRIOR COMMUNICATIONS BETWEEN THEM RELATING TO THIS LICENSE AND THE USE OF THE SOFTWARE, WHETHER ORAL OR WRITTEN, AND THE TERMS AND CONDITIONS OF ANY PRIOR, CONCURRENT OR SUBSEQUENT PURCHASE ORDER(S) PROVIDED BY LICENSEE. THIS AGREEMENT IS BINDING UPON EXECUTION BY AN AUTHORIZED REPRESENTATIVE OF LICENSEE AND ACCEPTANCE BY AN AUTHORIZED REPRESENTATIVE OF COMPUWARE, AND MAY ONLY BE ALTERED OR MODIFIED BY A WRITTEN AGREEMENT SIGNED BY AN AUTHORIZED REPRESENTATIVE OF EACH PARTY.

5.       TITLE, PROPRIETARY RIGHTS AND NON-DISCLOSURE

(a) Title and full ownership rights to the Software furnished under this Agreement and all intellectual property rights including patent, copyright, trademark and trade secret rights remain with Compuware or its third party providers where applicable. This Agreement does not transfer title to Licensee of the intellectual property contained in the Software.

(b) Licensee acknowledges and agrees that the Software is the property of and contains trade secrets of Compuware and agrees that Licensee will, and Licensee will cause its employees, to keep in confidence and protect the Software from disclosure to third parties and restrict its use as provided in this Agreement. Licensee acknowledges that unauthorized disclosure may cause substantial economic loss to Compuware or its third party providers. Compuware reserves all rights granted to it under the copyright, patent and other intellectual property laws of the United States and all other statutory and common laws.

(c) Licensee shall not be liable to Compuware for disclosure of the Software if the same is (i) now in or subsequently comes into the public domain without breach of this Agreement, (ii) known to Licensee without obligation of confidentiality prior to receipt of the proprietary material from Compuware, (iii) independently developed by the Licensee without breach of this Agreement, (iv) disclosed by Licensee with the prior written approval of an authorized Compuware officer, or (v) rightfully received by Licensee from a third party without breach of this Agreement or accompanying secrecy obligations.

(d)      This section 5 shall survive the termination of this Agreement.

6.       TAXES AND DUTIES

Licensee shall pay all applicable taxes due under this Agreement, including but not limited to federal, state or local sales, use, tariffs, duties and value added taxes, excluding taxes based on Compuware's net income. Licensee is responsible for personal property and similar taxes on any Software from the date the Software is shipped to

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL

Licensee. Written proof of exempt status must be provided to Compuware for exemption from any tax, tariff or duty.

7.       ASSIGNMENT AND TRANSFER

Licensee shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of Compuware. Any authorized assignment or transfer of the Software shall be subject to Licensee paying the license and maintenance fees due up to the date of assignment or transfer and under the terms of the most current Compuware license agreement. Compuware reserves the right to charge a fee for any assignment or transfer. Any assignment or transfer prohibited by this provision will be void.

8.       INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS

(a) In the event of an intellectual property right claim, Compuware agrees to indemnify and hold Licensee harmless provided Licensee (i) gives Compuware prompt written notice of such claim, (ii) permits Compuware to defend or settle the claim and (iii) provides all reasonable assistance to Compuware in defending or settling the claim.

(b) In the defense or settlement of such claim, Compuware may (i) obtain for Licensee the right to continue using the Software or (ii) replace or modify the Software so that it avoids such claim or (iii) if such remedies are not reasonably available, accept the return of the infringing Software and provide Licensee with a pro-rata refund of the license fees paid for such Software based on a five (5) year use period.

(c) Compuware shall have no liability if the alleged infringement is based on (i) a modification of the Software by anyone other than Compuware,
         (ii) use of the Software on other than the Licensed Computer(s) or
         (iii) a patent claim for which the existing U.S. patent issue date is subsequent to the date of this Agreement. This section states the entire liability of Compuware and Licensee's sole and exclusive remedies with respect to misappropriation or infringement of intellectual property rights.

9.       LIMITED WARRANTIES AND REMEDIES

(a) Compuware warrants and represents that (i) it has the authority to grant the license described in the Agreement, (ii) the Software will operate on the Licensed Computer(s) in substantial accordance with the specifications set forth in the user manuals applicable to the Software at the time the Software is accepted, and (iii) any service rendered by Compuware will be performed by qualified personnel. Compuware will make reasonable efforts to correct significant deviations from such specifications.

(b) THE WARRANTIES GIVEN IN THIS SECTION ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.      LIMITATION OF LIABILITY

(a) Except as provided in Section 8 of this Agreement, the entire liability of Compuware and Licensee's exclusive remedy for damages from any cause related to or arising out of this Agreement, regardless of the form of action, whether in contract or in tort, will not exceed the charges paid by Licensee to Compuware FOR THE SOFTWARE WHICH IS THE SUBJECT MATTER OF THE CAUSE OF ACTION ASSERTED during the TWELVE (12) month period immediately preceding Licensee's notice to Compuware of such claim or cause.

(b) In no event will Compuware be liable for any incidental, indirect, special or consequential damages, including, but not limited to, loss of use, revenues, profits or savings, even if Compuware knew or should have known of the possibility of such damages; claims, demands or actions against Licensee by any third party, except as provided in
         Section 8; or loss of or damage to Licensee's data from any cause.

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL

11.      SOFTWARE MAINTENANCE SERVICE

If Licensee is current in the payment of all license and maintenance fees, Compuware will maintain unaltered Software in an operable condition and in substantial accordance with the specifications set forth in the user manuals. Compuware will also make available to Licensee any generally incorporated improvements and enhancements to the Software which are not designated as options. Software maintenance service will be provided at no additional charge for the period specified, if any, on the Product Schedule(s). Licensee may continue Software maintenance services on an annual basis by paying in advance the Software maintenance fees then in effect. Compuware will use its best efforts to make any correction, replacement or other service after Licensee has identified an error and notified Compuware in accordance with the reporting procedures outlined in the user manuals. If a malfunction corrected by Compuware was attributable to Licensee, Licensee agrees to pay Compuware the fair market value of the services Compuware provided in making the change or correction. Unless Licensee provides written notice to Compuware at least sixty (60) days prior to the renewal period to discontinue Software maintenance service, such Software maintenance will be renewed.

12.      DEFAULT

Either party may terminate the Agreement if the other fails to cure any material default within thirty (30) days of written notice. Notwithstanding the above, Compuware may terminate the Agreement upon written notice for any failure of Licensee to protect Compuware's intellectual property rights in the Software. Failure to pay any delinquent amount shall cause all unpaid fees, and fees which would have become due under this Agreement, to become immediately due and payable and may cause Compuware to suspend any Software maintenance services. Any terms of this Agreement which by their nature extend beyond its termination remain in effect until fulfilled, and apply to respective successors and assignees. Upon termination of any license granted under this Agreement, Licensee shall immediately either return the Software to Compuware, or destroy the Software, and certify in writing to Compuware that all copies of the Software have been destroyed.

13.      GENERAL

Failure or delay by either party in exercising any right or remedy will not constitute a waiver. In the event that any provision of this Agreement shall be declared invalid, the entire Agreement shall not fail on its account, and that provision shall be severed, with the balance of this Agreement continuing in full force and effect. Product Schedule(s) may be submitted under this Agreement for a period of three (3) years from the date this Agreement is signed by Compuware, unless otherwise agreed to in writing by the parties. All Product Schedule(s) are subject to acceptance by Compuware. Certain Software products contain product security keys. All agent code for client server software outside specifications is external to the Software and is the responsibility of Licensee. Compuware may provide professional services, including technical and consultant services other than Software maintenance services, at Compuware's then current rates on a timely basis subject to availability of qualified personnel. In no event may Software be assigned or transferred outside of country boundaries. This Agreement shall be governed by the laws of the State of Michigan and the parties agree to submit to the jurisdiction of the federal or state courts in the State of Michigan.

Revised: July, 1995

ACCEPTED BY COMPUWARE:                 AGREED BY LICENSEE:

________________________________       _____________________________________
Authorized Signature                   Authorized Signature

________________________________       _____________________________________
Name                                   Name

________________________________       _____________________________________
Title                                  Title

________________________________       _____________________________________
Date                                   Date

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL
                                     - 34 -

PRODUCT SCHEDULE NO. ONE

This Product Schedule will be affixed to and become a part of AGREEMENT NO. 94151V (the "Agreement").

Licensee shall be licensed to use the Software specified below. Such use shall be governed by the terms and conditions of the Agreement. By paying the fee then in effect, the Software may be licensed for: additional users, use on additional computers, use on alternate platforms or, subject to maintenance being current, use on upgraded computers. In the event that this Product Schedule conflicts with previous Product Schedule(s) for the specified Software, the most current Product Schedule(s) will control. In the event that this Product Schedule conflicts with the Agreement, the Agreement will control.

LICENSEE:                      JDA Software Group, Inc.
SITE NO.: 1                    14400 N. 87th Street
                               Scottsdale, AZ 85260

                                AUTHORIZED                        LICENSED         OS           SUPPORT
         SOFTWARE                LICENSES         AMOUNT        COMPUTER(S)     PLATFORM     SERVICE FEES
         --------               ----------     ------------     -----------     --------     ------------
VAR Application Deployment          *c         $1,250,000*a          *c            *c             *b

*b       Support Service fees will be calculated in accordance with Section 6 of
         Exhibit I to the Agreement.

*c Licensee shall, upon execution of this Product Schedule, pay Compuware royalties of $1,250,000 ("Minimum Royalty Payment"). As Licensee deploys VAR Application Software to End Users, the Minimum Royalty Payment shall be reduced by an amount equal to the VAR Application Software license fee multiplied by .07 (6.4% royalty + .6% first year maintenance). The Minimum Royalty Payment is a non-refundable payment that must be depleted by March 31, 2002. Thereafter, except as provided in Section IV, 5(e) of the Agreement, any unused portion shall be forever forfeited, with no right of refund or set off. After March 31, 2002, Licensee has the option to make an additional Minimum Royalty Payment of $1,250,000 to extend the 7% royalty rate for an additional twenty-four (24) months. Except as provided in Section IV, 5(e) of the Agreement, if Licensee does not exercise said option, the royalty rate will increase to a level not to exceed 10% (including first year maintenance).

              SCHEDULE PRICE AND TERMS VALID THROUGH JUNE 30, 2000

*a Licensee hereby accepts the Software upon execution of this Product Schedule and agrees to pay Compuware the Total Amount of $1,250,000 U.S. Dollars in accordance with the payment terms specified as follows: $625,000 due and payable with the signing of this Product Schedule and $625,000 due and payable on or before June 30, 2000.

Accepted By Compuware:                      Agreed By Licensee:

/s/ W. Alan Cantrell                        /s/ James D. Armstrong
-----------------------------               ---------------------------------
Authorized Signature                        Authorized Signature

Name W. ALAN CANTRELL                       Name James D. Armstrong

Title Vice President                        Title Chief Executive Officer
      Enterprise solutions

Date June 23, 2000                          Date June 23, 2000

                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL

9/17/2001 [ILLEGIBLE]

COMPUWARE CORPORATION                                        [COMPUWARE(R) LOGO]

Systoms Software Division
31440 NORTHWESTERN HIGHWAY-FARMINGTON HILLS, MICHIGAN 48334-2564
(248) 737-7300

PRODUCT SCHEDULE NO. TWO

This Product Schedule will be affixed to and become a part of Agreement No.
94151V

Licensee shall be licensed to use the Software specified below. Such use shall be governed by the terms and conditions of the Agreement. By paying the [ILLEGIBLE] then in effect, the Software may be licensed for additional users, use on additional computers, use on alternate platforms or, subject to maintenance being current, use on upgraded computers. In the event that this Product Schedule conflicts with previous Product Schedule(s) for the specified Software, the most current Product Schedule(s) will control.

LICENSEE:           JDA Software Group, Inc.
SITE NO.: 1         14400 N. 87th Street
                    Scottsdale, AZ 85260

                              AUTHORIZED                      LICENSED         OS           MAINTENANCE
      SOFTWARE                 LICENSEE         AMOUNT       COMPUTER(S)    PLATFORM        SERVICE FEES
      --------                -----------       ------       -----------    --------        -------------
VAR Application Deployment     *a             $1,250,000       *a         *[ILLEGIBLE]            *b

*a       Amount per VAR Application Software Schedule contained in VAR Agreement
         Exhibit I dated April 1, 2000.

*b       Maintenance service fees per VAR Agreement dated April 1, 2000.

*c Licensee shall, upon execution of this Product Schedule, pay Compuware royalties of $1,250,000 ("Minimum Royalty Payment") As Licensee deploys VAR Application Software to End Users, the Minimum Royalty Payment shall be reduced by an amount equal to the VAR Application Software license fee multiplied by 5.7% (5.5% royalty .2%+ first year maintenance). The Minimum Royalty Payment is a non-refundable payment that must be depleted by December 31, 2003. Thereafter, any unused portion shall be forever forfeited, with no right of refund or set off. After December 31, 2003, Licensee has the option to make an additional Minimum Royalty Payment of $1,250,000 to extend the 5.7% royalty rate for an additional twenty-four (24) months. If Licensee does not exercise said option, the royalty rate will increase to a level not to exceed 10% (including first year maintenance).

            SCHEDULE PRICE AND TERMS VALID THROUGH SEPTEMBER 28, 2001

Licensee hereby accepts the Software upon execution of this Product Schedule and agrees to pay Compuware the Total Amount of $1,250,000 U.S. Dollars in accordance with the payment terms specified as follows: $625,000 due and payable with the signing of this Product Schedule and $625,000 due and payable on or before November 30, 2001.

Accepted By Compuware:                   Agreed By Licensee:

/s/ James B. Branch                      /s/ James D. Armstrong
----------------------------             ---------------------------
Authorized Signature                     Authorized Signature

James B. Branch                          James D. Armstrong
----------------------------             ----------------------------
Name                                     Name

Director Business Support                CEO
----------------------------             ----------------------------
Title                                    Title

9/28/01                                  9/27/01
----------------------------             -----------------------------
Date                                     Date

                                    AMENDMENT
                                       to
                            PRODUCT SCHEDULE NO. TWO
                             (AGREEMENT NO. 94151V)
                                      dated
                               SEPTEMBER 28, 2001
                                     between
                             COMPUWARE CORPORATION
                                       and
                            JDA SOFTWARE GROUP, INC.

This amendment ("Amendment") is hereby affixed to and shall become part of Product Schedule No. Two dated September 28, 2001 between Compuware Corporation ("Compuware") and JDA Software Group, Inc. ("Licensee") The Amendment, as incorporated into Product Schedule No. Two, is subject to all terms, conditions, restrictions and limitations contained in Agreement 94151V. By way of this Amendment, the following modifications are made:

1)       DELETE *c IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

      *c Licensee shall, upon execution of this Product Schedule, pay Compuware royalties of $1,250,000 ("Minimum Royalty Payment"). As Licensee deploys VAR Application Software to End Users, the Minimum Royalty Payment shall be reduced by an amount equal to the VAR Application Software license fee multiplied by a factor of: 1) .057 (5.5% royalty + .2% annual maintenance) for the period of September 28, 2001 through December 31, 2003; and 2) .125 (12.0% royalty + .5% annual maintenance) for the period of January 1, 2004 through March 31, 2005. The Minimum Royalty Payment is a non-refundable payment that must be depleted by March 31, 2005. Thereafter, any unused portion shall be forever forfeited, with no right of refund or set off. It is understood and agreed by both parties that should Licensee deplete their inventory and therefore License's actual Royalty Payment obligations exceed the $1,250,000 ("Minimum Royalty Payment") Licensee has paid Compuware, then Licensee shall pay Compuware an amount equal to the VAR Application Software license fee multiplied by a factor of: 1) .057 (5.5% royalty + .2% annual maintenance) for the period of September 28, 2001 through December 31, 2003; and 2) .125 (12.0% royalty + .5% annual maintenance) for the period of January 1, 2004 through March 31, 2005.

2)       ADD THE FOLLOWING AS *d:

      *d For the period of April 1, 2005 through March 31, 2008 Licensee's
         Royalty Payment shall be the VAR Application Software license fee multiplied by a factor of .09 (8.7% royalty + .3% annual maintenance).

3)       ADD THE FOLLOWING AS *e:

      *e Both parties consent and agree that the Term of the Agreement (94151V) is extended for an additional three (3) years through March 31, 2008.

All other terms and conditions of the Agreement and Product Schedule No. Two shall remain in full force and effect.

Accepted:                                        Agreed:
COMPUWARE CORPORATION                            JDA SOFTWARE GROUP, INC.

/s/ Don E. Morrison                              /s/ Peter J. Charness
---------------------------------                -------------------------------
Authorized Signature                             Authorized Signature

Don E. Morrison                                  Peter J. Charness
---------------------------------                -------------------------------
Name (Printed or Typed)                          Name (Printed or Typed)

     ILLEGIBLE                                   SR. VP. JDA Software
---------------------------------                -------------------------------
Title                                            Title

12/23/03                                         Dec 19, 2003
---------------------------------                -------------------------------
Date                                             Date


                                                               REVIEWED/APPROVED
                                                                   JDA LEGAL